                                                                    EXHIBIT 3.63

                              State Of California
                                   [GRAPHIC]                              (SEAL)

                               SECRETARY OF STATE

         I, Kevin Shelley, Secretary of State of the State of California, hereby certify:

         That the attached transcript of 58 page(s) was prepared by and in this office from the record on file, of which it purports to be a copy, and that it is full, true and correct.

                                 IN WITNESS WHEREOF, I execute this
                                    certificate and affix the Great Seal of
                                    the State of California this day of
                                                 AUG 06 2003

                                    /s/ Kevin Shelley
       (SEAL)                       --------------------------------
                                        Secretary of State

                            ARTICLES OF INCORPORATION

                                       of

                             U-HAUL CO. OF EAST BAY

                  THE UNDERSIGNED, being, twenty-one years or older do hereby adopt the following Articles of Incorporation for the purpose of forming a corporation under the laws at the State of California.

                                    ARTICLE I

                  The name of the corporation is U-HAUL CO. OF EAST BAY.

                                   ARTICLE II

                  The period of duration of the corporation is perpetual.

                                   ARTICLE III

                  The primary purpose or purposes for which the corporation is organized are to rent and lease to the general public trailers, semi-trailers, trucks, passenger automobiles and other equipment, tools, machinery, vehicles and property of any and every kind and description, and to purchase or otherwise acquire and operate any facilities useful for the conduct of the business enterprises of this corporation.

                  In general, to carry on any other business in connection with the foregoing, and to have and exercise all powers conferred by the laws of the State of California upon corporations, and to engage in any lawful activity within the purposes for which corporations may be organized under the laws of the State of California.

                                   ARTICLE IV

                  The aggregate number of shares which the corporation shall have authority to issue are two thousand five hundred (2,500) shares of common stock with a par value of Ten ($10.00) Dollars each, or a total capitalization of Twenty Five Thousand ($25,000.00) Dollars.

                                   ARTICLE V

                  The corporation will not commence business until the consideration of at least One Thousand ($1,000.00) Dollars has been received for the issuance of shares.

Page one of two pages

                                   ARTICLE VI

                  The principal office of the corporation for the transaction of business is in Alameda County, State of California.

                                   ARTICLE VII

                  The initial Board of Directors shall consist of three (3) members, and the initial Board who shall act until the first annual meeting of stockholders and their successors have been elected and qualified are:

                      John A. Lorentz          2727 North Central Avenue
                                               Phoenix, Arizona 85004

                      David L. Helsten         2727 North Central Avenue
                                               Phoenix, Arizona 85004

                      Richard Rink             2727 North Central Avenue
                                               Phoenix, Arizona  85004

                  IN WITNESS WHEREOF, we have hereunto set our hand and seal this 27th day of February, 1970.

                                         /s/ John A. Lorentz
                                         ---------------------------------------
                                         John A. Lorentz

                                         /s/ David L. Helsten
                                         ---------------------------------------
                                         David L. Helsten

                                         /s/ Richard Rink
                                         ---------------------------------------
                                         Richard Rink

STATE OR ARIZONA       )
                       )ss:
COUNTY OF MARICOPA     )

                  On this 27th day of February, 1970, before me, a Notary Public for the State of Arizona, personally appeared John A. Lorentz, David L. Helsten and Richard Rink, known to me to be the parsons named in and who executed the foregoing instrument, and who acknowledged that they had executed the same and that the matters these in contained are true.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my Notarial Seal this 27th day of February, 1970.

                                         /s/ Helen H. Delamater
                                         ---------------------------------------
                                         Helen H. Delamater
                                         Notary Public for the State of Arizona
                                         Residing at Tempe, Arizona
                                         My Commission expires August 13, 1972

Page two of two pages

                            CERTIFICATE OF AMENDMENT

                                       OF

                           ARTICLES OF INCORPORATION

                             U-HAUL CO. OF EAST BAY

STATE OF CALIFORNIA   )
                      )ss.
COUNTY OF ALAMEDA     )

         Mike Coleman and Kay De Voto being first duly sworn, upon their oath depose and say:

         1. That they are the President and the Secretary respectively of U-HAUL CO. OF EAST BAY, a California corporation.

         2. That at a meeting of the board of directors of said corporation, duly held at Fremont, California on August 12, 1970, the following resolution was adopted.

                  "RESOLVED: That Article I of the Articles of Incorporation of this corporation be amended to read as follows:

                  The name of this corporation is AMERCO MARKETING CO. OF EAST BAY.

         3. That the shareholders have adopted said amendment by resolution at a meeting held at Fremont, California on August 12, 1970. That the wording of the amended article, as set forth in the shareholders' resolution is the same as that set forth in the directors' resolution in Paragraph 2 above.

         4. That the number of share which voted affirmatively for the adoption of said resolution is 500, and that the total number of shares entitled to vote on or consent to said amendment is 500.

                                         /s/ Mike Coleman
                                         ---------------------------------------
                                         Mike Coleman, President

                                         /s/ Kay De Voto
                                         ---------------------------------------
                                         Kay De Voto, Secretary

Page 1 of 2 pages

Subscribed and sworn  to before me this [ILLEGIBLE] day of  [ILLEGIBLE] 1970.

                                         /s/ [ILLEGIBLE]
                                         ---------------------------------------
                                         Notary Public for State of California
                                         My Commission expires [ILLEGIBLE]

         (NOTARIAL SEAL)

Page 2 of 2 Pages

                         CONSENT TO USE OF SIMILAR NAME

To the Secretary of State
State of California

         The undersigned corporation hereby consents to the use of a similar name:

1. The name of the consenting corporation is AMERCO a corporation organized and existing under the laws of the State of Arizona.

2. The name of the corporation to which this consent is given and which is about to be organized under the laws of this State is: AMERCO MARKETING CO. OF EAST [ILLEGIBLE]

         In Witness Whereof, this corporation has caused this consent to be executed this 12 day of August, 1970.

                                           AMERCO, an Arizona corporation

                                         BY: /s/ [ILLEGIBLE]
                                             -----------------------------------
                                                   [ILLEGIBLE] - President

STATE OF ARIZONA       )
                       ) ss.
COUNTY OF MARICOPA     )

         Before me, a Notary Public, personally appeared i.. S. Shoen known to me to be [ILLEGIBLE] person who executed the foregoing instrument, and acknowledged that he executed the same for the purpose therein contained and that the statements therein contained are truly set forth.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal this [ILLEGIBLE] day of August, 1970.

                                         /s/ [ILLEGIBLE]
                                         ---------------------------------------
                                                       Notary Public

                                          My Commission Expires Aug 13, 1972

                            CERTIFICATE OF AMENDMENT

                                       OF

                           ARTICLES OF INCORPORATION

                                       OF

                        AMERCO MARKETING CO. OF EAST BAY

Bill Hurson and Richard Leever state as follows:

1. That they are the President and the Secretary respectively of AMERCO MARKETING CO. OF EAST BAY, a California corporation.

2. That at a meeting of the board of directors of said corporation, duly held at Oakland, California on February 21, 1973, the following resolution was adopted:

           "RESOLVED: That Article I of the Articles of Incorporation of this corporation be amended to read as follows:

           The name of this corporation is U-HAUL CO. OF EAST BAY."

3. That the shareholders have adopted said amendment by resolution at a meeting held at Oakland, California on February 21, 1973. That the wording of the amended article, as set forth in the shareholders' resolution is the same as that set forth in the directors' resolution in Paragraph 2 above.

4. That the number of shares which voted affirmatively for the adoption of said resolution is 500, and that the total number of shares entitled to vote on or consent to said amendment is 500.

                                         /s/ Bill Hurson
                                         ---------------------------------------
                                         Bill Hurson, President

                                         /s/ Richard Leever
                                         ---------------------------------------
                                         Richard Leever, Secretary

Page One of Two Pages

STATE OF CALIFORNIA     )
                        ) ss.
COUNTY OF ALAMEDA       )

         Bill Hurson and Richard Leever being first duly sworn, each for himself deposes and says that he has read the foregoing certificate and that the matters set forth therein are true and correct of his own knowledge.

                                         /s/ Bill Hurson
                                         ---------------------------------------
                                         Bill Hurson

                                         /s/ Richard Leever
                                         ---------------------------------------
                                         Richard Leever

Subscribed and sworn to before me
this 11th of april, 1973.

/s/ [ILLEGIBLE]
------------------------------------
           Notary Public

My commission expires_______

Page Two of Two Pages

                              CERTIFICATE OF MERGER

                                       OF

                             U-HAUL CO. OF EAST BAY

State of California    )
                       ) ss.
County of Alameda      )

                  Bill Hurson, President and Bridget Medeiros Secretary, respectively of U-Haul Co. of East Bay, a California corporation, do hereby certify as follows:

         A. The Agreement herein referred to sets forth the terms and conditions approved by unanimous adoption by Resolution of the Board of Directors of U-Haul Co. of East Bay at a meeting duly called and held at 10:30 A.M. on September 12, 1975 at Fremont, California.

         B. The following are true and accurate copies of the above-referenced Resolutions as the same appear upon the books and records of this corporation:

                           RESOLVED: That this Board of Directors by unanimous consent hereby recommends, approves and adopts as to the terms, mode of effecting, and the method of converting the shares of stock, the proposed Agreement of Merger between this corporation and U-Haul Co. of San Jose, both California corporations, and the officers of this corporation are hereby authorized and directed to enter into said Agreement of Merger by executing said Agreement under the corporate seal of this corporation, and

                           FURTHER RESOLVED: That said Agreement of Merger be submitted to the sole shareholder of this corporation for the purpose of considering the adoption of same, and

                           FURTHER RESOLVED: That in the event said Agreement of Merger shall be approved by the sole shareholder, then the officers of this corporation are hereby authorized to execute and deliver under the corporate seal of this corporation all documents which they deem necessary or advisable, including "Certificate of Merger," and to consummate said merger under the laws of the State of California.

         C. AMERCO, a Nevada corporation, being the sole shareholder of U-Haul Co. of East Bay, approved the terms and conditions of this Merger at a meeting duly called and held at 10:00 A.M. on September 12, 1975, at Phoenix, Arizona.

         D. The 500 shares of common stock of U-Haul Co. of East Bay issued and outstanding and entitled to vote were voted in favor of this merger by Resolutions as the same appear upon the books and records of this corporation.

         E.       Notice of the Shareholder's meeting was waived pursuant to
Section 2209 of the California Corporations Code.

         F.       The name of the Surviving Corporation is U-Haul Co. of East
Bay.

         G. The Agreement of Merger between U-Haul Co. of San Jose and U-Haul Co. of East Bay, both California corporations, filed with the Secretary of State of California concurrently with this certificate, pursuant to Section 4113 of the California Corporations Code, is the agreement hereinabove referred to and sets forth the terms and conditions approved by said resolution of directors and vote of shareholders.

         Signed this 16th day of February, 1976

                                         /s/ [ILLEGIBLE]
                                         ---------------------------------------
                                                        - President

                                         /s/ [ILLEGIBLE]
                                         ---------------------------------------
                                                        - Secretary

         Each of the undersigned declares under penalty of perjury that the matters set forth in the foregoing certificate are true and correct. Executed at Fremont, California, on February 16, 1976.

                                         /s/ [ILLEGIBLE]
                                         ---------------------------------------
                                                        - President

                                         /s/ [ILLEGIBLE]
                                         ---------------------------------------
                                                        - Secretary

                               AGREEMENT OF MERGER

                                     BETWEEN

                             U-HAUL CO. OF EAST BAY

                                      AND

                             U-HAUL CO. OF SAN JOSE

                          BOTH CALIFORNIA CORPORATIONS

         This Agreement of Merger is entered into between U-Haul Co. of East Bay, a California corporation (herein called "Surviving Corporation") and U-Haul Co. of San Jose, a California corporation (herein called "Merging Corporation").

         1.       Merging Corporation shall be merged into Surviving
Corporation.

         2. The outstanding shares of Merging Corporation shall be canceled and no shares of Surviving Corporation shall be issued in exchange therefor.

         3. Merging Corporation shall, as and when requested by Surviving Corporation, execute and deliver all such documents and instruments and take all such action necessary and desirable to evidence or carry out this merger.

         4. The effect of the merger and the effective date of the merger are as prescribed by law.

         5. The Surviving Corporation shall pay expenses of accomplishing the merger.

         6. The Articles of Incorporation of Surviving Corporation shall continue to be its Articles of Incorporation until altered or amended, and shall not be affected by this merger.

         7. All the property, real and personal, causes of action and every other asset of each of the corporations shall vest in the Surviving Corporation without further act or deed; and the Merging Corporation hereby specifically assigns to the Surviving Corporation all right, title and interest in any and all U-Haul Dealership Contracts.

         8. The Surviving Corporation shall assume and be liable for all the liabilities, obligations and penalties of each of the corporations. No liability or obligation due or to become due, claim or demand for any cause existing against any such corporation, officer or director thereof, shall be released or impaired by such merger, No action or proceeding, whether civil or criminal, then pending by or against any Merging Corporation, officer or director thereof, shall abate or be discontinued by such merger, but may be enforced, prosecuted, settled or compromised as if such merger had not occurred, or such Surviving Corporation may be substituted in such action or special proceeding in place of any Merging Corporation.

         9. If the Surviving Corporation shall consider or be advised that any assignment or assurances in law are necessary or desirable to vest or to [ILLEGIBLE] or confirm of record in the Surviving Corporation the title to any property or rights of the Merging Corporation, or to otherwise carry out the provisions hereof, the proper officers and directors of the Merging Corporation as of the effective date of the merger shall execute and deliver any assignments and assurances in law, and do all things necessary or proper to vest or perfect such rights in the Surviving Corporation and otherwise to carry out the provisions hereof.

         IN WITNESS WHEREOF the corporate parties hereto, pursuant to authority given by their Boards of Directors and sole shareholder, hereby enter into this Agreement of Merger which is executed this 18th day of December, 1975.

                             Surviving Corporation: U-Haul Co. of East Bay,
                                                    a California corporation

                                                    By: /s/[ILLEGIBLE]
                                                        ------------------------
                                                                  President

                                                    By: /s/ [ILLEGIBLE]
                                                        ------------------------
                                                                  Secretary

      (Corporate Seal)

                             Merging Corporation:   U-Haul Co. of San Jose,
                                                    a California corporation

                                                    By: /s/ [ILLEGIBLE]
                                                        ------------------------
                                                                  President

      (Corporate Seal)

                                                    By: /s/ [ILLEGIBLE]
                                                        ------------------------
                                                                  Secretary

State of California   )
                      ) ss.
County of Santa Clara )

         On this 18th day of December, 1975, before the undersigned, a Notary Public for the State of California, personally appeared BILL HURSON and BRIDGET MEDEIROS, known to me to be the President and Secretary, respectively, of U-Haul Co. of East Bay, the corporation that executed the within instrument, and acknowledged to me that such corporation executed the same.

                                                 /s/ Robert L. Welles

                                                     Robert L. Welles
                                                     ---------------------------
                                                             Notary Public

State of California   )
                      ) ss.
County of Santa Clara )

         On this 18th day of December, 1975, before the undersigned, a Notary Public for the State of California, personally appeared [ILLEGIBLE] and [ILLEGIBLE], known to me to be the President and Secretary, respectively, of U-Haul Co. of San Jose, the corporation that executed the within instrument, and acknowledged to me that such corporation executed the same.

                                                 /s/ Robert L. Welles

                                                     Robert L. Welles
                                                     ---------------------------
                                                             Notary Public

         (Notary Seal)

                               AGREEMENT OF MERGER

         This AGREEMENT OF MERGER dated this 20th day of February, 1989, entered into by U-Haul Co. of East Bay, a California corporation, the Surviving Corporation and Fremont Rental Equipment Repair Shop, Inc., the Absorbed Corporation both corporations of the State of California, and together referred to as the Constituent Corporations hereby witnesseth that:

         The respective Boards of Directors and the Sole Shareholder by resolution have determined it to be advisable that the Absorbed Corporation be merged into the Surviving Corporation under the terms and conditions hereinafter set forth in accordance with the applicable provisions of the General Corporation Law of the State of California, which laws permit such merger.

         NOW THEREFORE, the parties hereto do agree as follows:

                                       I

         The Articles of Incorporation of the Surviving Corporation shall continue to be its Articles of Incorporation, unless altered or amended below, following the effective date of the merger.

                                       II

         The executed AGREEMENT OF MERGER is on file at the Surviving Corporation's principal office. The location of that office is 44511 Grimmer Blvd., P.O. Box 5746, Fremont, CA 94537.

                                       III

         The provisions for handling the shares of stock of the Constituent Corporations are as follows:

                  (1) All issued and outstanding shares of stock of the Constituent Corporation shall be cancelled and no shares of the surviving corporation will be will be given an exchange therefor the issued and outstanding shares of stock in the surviving corporation will remain issued and outstanding.

                  (2) On the effective date of the merger and when the aforementioned cancellation has been effected, the outstanding shares of stock of the Surviving Corporation shall be deemed for all corporate purposes to evidence the ownership of the Constituent Corporations.

                                       IV

         The number of shares outstanding and the number of shares entitled to vote upon such AGREEMENT OF MERGER, and the number of shares voted for and against such AGREEMENT OF MERGER as to each corporation was as follows:

                                   NUMBER OF
                     NUMBER OF       SHARES     NUMBER    NUMBER
    COMPANY            SHARES       ENTITLED    VOTED      VOTED
      NAME          OUTSTANDING     TO VOTE      FOR      AGAINST
-----------------------------------------------------------------
Fremont Rental          50             50         50         0
Equipment Repair
  Shop, Inc.

U-Haul Co. of          500            500        500         0
  East Bay

                                       V

         The Constituent Corporations shall take or cause to be taken all action or do or cause to be done, all things necessary, proper or advisable under the laws of the State of California, to consummate and make effective this merger, subject, however to the appropriate vote or consent to the stockholders of the Constituent Corporation in accordance with the requirements of the State of California.

                                       VI

         The Surviving Corporation shall pay all expenses of accomplishing the merger, and assumes the responsibility for all tax liabilities of the Absorbed Corporation.

                              Surviving Corporation: U-HAUL CO. OF EAST BAY
                                                     a California corporation

                                     By: /s/ William J. Hurson
                                         ---------------------------------------
                                         William J. Hurson, President

Verified

By: /s/ Nyla Wagoner
    ------------------------------
    Nyla Wagoner, Secretary

                              Absorbed Corporation: Fremont Rental
                                                    Equipment Repair Shop, Inc.
                                                    A California Corporation

                                     By: /s/ Jim Bartlett
                                         ---------------------------------------
                                         Jim Bartlett, President

Verified

By: /s/ Nyla Wagoner
    ------------------------------
    Nyla Wagoner, Secretary

                             CERTIFICATE OF APPROVAL

                                       OF

                              AGREEMENT OF MERGER

William J. Hurson and Nyla Wagoner certify that:

         1. They are the president and the secretary, respectively, of U-Haul Co. of East Bay, a California corporation.

         2. The Agreement of Merger in the form attached was duly approved by the board of directors and shareholders of the corporation.

         3. The shareholder approval was by the holders of 100% of the outstanding shares of the corporation.

         4. There is only one class of shares and the number of shares outstanding are 500.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

DATE: March 20, 1989

                                     By: /s/ William J. Hurson
                                         ---------------------------------------
                                         William J. Hurson, President

                                     By: /s/ Nyla Wagoner
                                         ---------------------------------------
                                         Nyla Wagoner, Secretary

                             CERTIFICATE OF APPROVAL

                                       OF

                              AGREEMENT OF MERGER

Jim Barlett and Nyla Wagoner certify that:

         1. They are the president and the secretary, respectively, of Fremont Rental Equipment Repair Shop, Inc. a California corporation.

         2. The Agreement of Merger in the form attached was duly approved by the board of directors and shareholders of the corporation.

         3. The shareholder approval was by the holders of 100% of the outstanding shares of the corporation.

         4. There is only one class of shares and the number of shares outstanding are 50. These are voting shares.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

DATE: May 30, 1989

                                     By: /s/ Jim Barlett
                                         ---------------------------------------
                                         Jim Barlett, President

                                     By: /s/ Nyla Wagoner
                                         ---------------------------------------
                                         Nyla Wagoner, Secretary

                               AGREEMENT OF MERGER

         This AGREEMENT OF MERGER dated this 17th day of February, 1989, entered into by U-Haul Co. of East Bay, a California corporation, the Surviving Corporation and South Bay Rental Equipment Repair Shop, Inc., the Absorbed Corporation both corporations of the State of California, and together referred to as the Constituent Corporations hereby witnesseth that:

         The respective Boards of Directors and the Sole Shareholder by resolution have determined it to be advisable that the Absorbed Corporation be merged into the Surviving Corporation under the terms and conditions hereinafter set forth in accordance with the applicable provisions of the General Corporation Law of the State of California, which laws permit such merger.

         NOW THEREFORE, the parties hereto do agree as follows:

                                       I

         The Articles of Incorporation of the Surviving Corporation shall continue to be its Articles of Incorporation, unless altered or amended below, following the effective date of the merger.

                                       II

         The executed AGREEMENT OF MERGER is on file at the Surviving Corporation's principal office. The location of that office is 1805 Massachusetts Ave., Lemon Grove, CA 92045.

                                       III

         The provisions for handling the shares of stock of the Constituent Corporations are as follows:

                  (1) All issued and outstanding shares of stock of the disappearing Corporation shall be cancelled and no shares of the surviving corporation will be will be given an exchange therefore and the outstanding shares of stock in the surviving corporation will remain issued and outstanding.

                                       IV

         The number of shares outstanding and the number of shares entitled to vote upon such AGREEMENT OF MERGER, and the number of shares voted for and against such AGREEMENT OF MERGER as to each corporation was as follows:

                                   NUMBER OF
                     NUMBER OF       SHARES     NUMBER    NUMBER
    COMPANY            SHARES       ENTITLED    VOTED      VOTED
      NAME          OUTSTANDING     TO VOTE      FOR      AGAINST
-----------------------------------------------------------------
South Bay Rental       4000           4000       4000        0
Equipment Repair
  Shop, Inc.

U-Haul Co. of           500            500        500        0
  East Bay

                                       V

         The Constituent Corporations shall take or cause to be taken all action or do or cause to be done, all things necessary, proper or advisable under the laws of the State of California, to consummate and make effective this merger, subject, however to the appropriate vote or consent to the stockholders of the Constituent Corporation in accordance with the requirements of the State of California.

                                       VI

         The Surviving Corporation shall pay all expenses of accomplishing the merger, and assumes the responsibility for all tax liabilities of the Absorbed Corporation.

                              Surviving Corporation: U HAUL CO. OF EAST BAY
                                                     a California corporation

                                     By: /s/ William J. Hurson
                                         ---------------------------------------
                                         William J. Hurson, President

Verified

By: /s/ Nyla Wagoner
    --------------------------
    Nyla Wagoner, Secretary

                              Absorbed Corporation: South Bay Rental Equipment
                                                         Repair Shop, Inc.
                                                    a California Corporation

                                     By: /s/ John M. Dodds
                                         ---------------------------------------
                                         John M. Dodds, President

Verified

By: /s/ John A. Lorentz
    --------------------------
    John A. Lorentz, Secretary

                             CERTIFICATE OF APPROVAL

                                       OF

                               AGREEMENT OF MERGER

William J. Hurson and Nyla Wagoner certify that:

         1. They are the president and the secretary, respectively, of U-Haul Co. of East Bay, a California corporation.

         2. The Agreement of Merger in the form attached was duly approved by the board of directors and shareholders of the corporation.

         3. The shareholder approval was by the holders of 100% of the outstanding shares of the corporation.

         4. There is only one class of shares and the number of shares outstanding are 500. These are voting shares.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

DATE: March 20, 1989

                                         /s/ William J. Hurson
                                         ---------------------------------------
                                         William J. Hurson, President

                                         /s/ Nyla Wagoner
                                         ---------------------------------------
                                         Nyla Wagoner, Secretary

                            CERTIFICATE OF APPROVAL

                                       OF

                              AGREEMENT OF MERGER

John M. Dodds and John A. Lorentz certify that:

         1. They are the president and the secretary, respectively, of South Bay Rental Equipment Repair Shop, Inc., a California corporation.

         2. The Agreement of Merger in the form attached was duly approved by the board of directors and shareholders of the corporation.

         3. The shareholder approval was by the holders of 100% of the outstanding shares of the corporation.

         4. There is only one class of shares and the number of shares outstanding are 4000. These are voting shares.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

DATE: July 19, 1989

                                         /s/ John M. Dodds
                                         ---------------------------------------
                                         John M. Dodds, President

                                         /s/ John A. Lorentz
                                         ---------------------------------------
                                         John A. Lorentz, Secretary

                               AGREEMENT OF MERGER

         This AGREEMENT OF MERGER dated this 20th day of February, 1989, entered into by U-Haul Co. of East Bay, a California corporation, the Surviving Corporation and Oakland Rental Equipment Repair Shop, Inc., the Absorbed Corporation both corporations of the State of California, and together referred to as the Constituent Corporations hereby witnesseth that:

         The respective Boards of Directors and the Sole Shareholder by resolution have determined it to be advisable that the Absorbed Corporation be merged into the Surviving Corporation under the terms and conditions hereinafter set forth in accordance with the applicable provisions of the General Corporation Law of the State of California, which laws permit such merger.

         NOW THEREFORE, the parties hereto do agree as follows:

                                       I

         The Articles of Incorporation of the Surviving Corporation shall continue to be its Articles of Incorporation, unless altered or amended below, following the effective date of the merger.

                                       II

         The executed AGREEMENT OF MERGER is on file at the Surviving Corporation's principal office. The location of that office is 44511 Grimmer Blvd,. Fremont, CA 94537.

                                       III

         The provisions for handling the shares of stock of the Constituent Corporations are as follows:

                  (1) All issued and outstanding shares of stock of the disappearing Corporation shall be cancelled and no shares of the surviving corporation will be will be given an exchange therefore and the outstanding shares of stock in the surviving corporation will remain issued and outstanding.

                                       IV

         The number of shares outstanding and the number of shares entitled to vote upon such AGREEMENT OF MERGER, and the number of shares voted for and against such AGREEMENT OF MERGER as to each corporation was as follows:

                                   NUMBER OF
                     NUMBER OF       SHARES     NUMBER    NUMBER
    COMPANY            SHARES       ENTITLED    VOTED      VOTED
      NAME          OUTSTANDING     TO VOTE      FOR      AGAINST
-----------------------------------------------------------------
Oakland Rental           50            50         50         0
Equipment Repair
  Shop, Inc.

U-Haul Co. of           500           500        500         0
  East Bay

                                        V

         The Constituent Corporations shall take or cause to be taken all action or do or cause to be done, all things necessary, proper or advisable under the laws of the State of California, to consummate and make effective this merger, subject, however to the appropriate vote or consent to the stockholders of the Constituent Corporation in accordance with the requirements of the State of California.

                                       VI

         The Surviving Corporation shall pay all expenses of accomplishing the merger, and assumes the responsibility for all tax liabilities of the Absorbed Corporation.

                              Surviving Corporation: U-HAUL CO. OF EAST BAY
                                                     a California corporation

                                     By: /s/ William J. Hurson
                                         ---------------------------------------
                                         William J. Hurson, President

Verified

By: /s/ Nyla Wagoner
    --------------------------
    Nyla Wagoner, Secretary

                              Absorbed Corporation: Oakland Rental Equipment
                                                         Repair Shop, Inc.
                                                    a California Corporation

                                     By: /s/ John M. Dodds
                                         ---------------------------------------
                                         John M. Dodds, President

Verified

By: /s/ John A. Lorentz
    --------------------------
    John A. Lorentz, Secretary

                             CERTIFICATE OF APPROVAL

                                       OF

                               AGREEMENT OF MERGER

William Hurson and Nyla Wagoner certify that:

         1. They are the president and the secretary, respectively, of U-Haul Co. of East Bay, a California corporation.

         2. The Agreement of Merger in the form attached was duly approved by the board of directors and shareholders of the corporation.

         3. The shareholder approval was by the holders of 100% of the outstanding shares of the corporation.

         4. There is only one class of shares and the number of shares outstanding are 500.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

DATE: March 20, 1989

                                         /s/ William Hurson
                                         ---------------------------------------
                                         William Hurson, President

                                         /s/ Nyla Wagoner
                                         ---------------------------------------
                                         Nyla Wagoner, Secretary

                             CERTIFICATE OF APPROVAL

                                       OF

                               AGREEMENT OF MERGER

John M. Dodds and John A. Lorentz certify that:

         1. They are the president and the secretary, respectively, of Oakland Rental Equipment Repair Shop, Inc., a California corporation.

         2. The Agreement of Merger in the form attached was duly approved by the board of directors and shareholders of the corporation.

         3. The shareholder approval was by the holders of 100% of the outstanding shares of the corporation.

         4. There is only one class of shares and the number of shares outstanding are 50. These are voting shares.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

DATE: July 19, 1989

                                         /s/ John M. Dodds
                                         ---------------------------------------
                                         John M. Dodds, President

                                         /s/ John A. Lorentz
                                         ---------------------------------------
                                         John A. Lorentz, Secretary

                            CERTIFICATE OF AMENDMENT

                                       OF

                            ARTICLES OF INCORPORATION

                                       OF

                             U-HAUL CO. OF EAST BAY

STATE OF ARIZONA

COUNTY OF MARICOPA

John A. Lorentz and Gary V. Klinefelter being first duly sworn, upon their oath depose and say:

1. That they are the President and Secretary respectively of U-Haul Co. of East Bay, a California corporation.

2. That at a meeting of the Board of Directors of said corporation, duly held at Phoenix, Arizona on October 25, 1990, they following resolution was adopted.

"RESOLVED: That Article I of the Articles of Incorporation of this corporation be amended to read as follows:

The name of the corporation is U-HAUL CO. OF CALIFORNIA.

3. That the shareholders have adopted said amendment by resolution at a meeting held at Phoenix, Arizona on October 25, 1990. That the wording of the amended article, as set forth in the shareholder's resolution is the same as the set forth in the directors' resolution in Paragraph 2 above.

4. That the number of shares which voted affirmatively for the adoption of said resolution is 500 and that the total number of shares entitled to vote on or consent to said amendment is 500.

                                    /s/ John A. Lorentz
                                    -----------------------------------
                                        John A. Lorentz, President

                                    /s/ Gary V. Klinefelter
                                    -----------------------------------
                                        Gary V. Klinefelter, Secretary

Each of the above declares under penalty of perjury that the matters set forth in the foregoing certificate are true and correct. Executed at Phoenix, Arizona, on October 25, 1990.

                               AGREEMENT OF MERGER

         This AGREEMENT OF MERGER dated this 14th day of February, 1991, entered into by U-Haul Co. of California, a California corporation, the surviving corporation and Dublin Mfg. Co. Inc., Orange Manufacturing Co. Inc. and Paramont Mfg. Co. Inc., all California corporations and the absorbed Corporations, and together referred to as the Constituent Corporations hereby witnesseth that:

         The respective Boards of Directors and the Sole Shareholder by resolution have determined it to be advisable that the Absorbed Corporation be merged into the Surviving Corporation under the terms and conditions hereinafter set forth in accordance with the applicable provisions of the General Corporation Law of the State of California which laws permit such mergers.

         NOW THEREFORE, the parties hereto do agree as follows:

                                       I

         The Articles of Incorporation of the Surviving Corporation shall continue to be its Articles of Incorporation, unless altered or amended below, following the effective date of the merger.

                                       II

         The executed PLAN/AGREEMENT/ARTICLES OF MERGER is on file at the Surviving Corporation's principal office. The location of that office is John A. Lorentz, 2721 N. Central Avenue, Phoenix, Arizona 85004.

                                       III

         The provisions for handling the shares of stock of the Constituent Corporations are as follows:

         (1) All issued and outstanding shares of stock of all Absorbed Corporations shall be cancelled.

         (2) On the effective date of the merger and when the aforementioned cancellation has been effected, the outstanding shares of stock of the Surviving Corporation shall be deemed for all corporate purposes to evidence the ownership of the Surviving Corporation.

                                       IV

         The number of shares outstanding and the number of shares entitled to vote upon such PLAN/AGREEMENT/ARTICLES OF MERGER, and the number of shares voted for and against such PLAN/AGREEMENT/ARTICLES OF MERGER as to each corporation was as follows:

                                       NUMBER OF
                         NUMBER OF       SHARES     NUMBER    NUMBER
    COMPANY                SHARES       ENTITLED    VOTED      VOTED
      NAME              OUTSTANDING     TO VOTE      FOR      AGAINST
---------------------------------------------------------------------
U-HAUL CO. OF
CALIFORNIA                    500           500        500      -0-

DUBLIN MFG.
CO., INC.                      50            50         50      -0-

ORANGE MANUFACTURING
CO., INC.                  23,100        23,100     23,100      -0-

PARAMONT MFG.
CO., INC.                      50            50         50      -0-

         The Constituent Corporations shall take or cause to be taken all action or do or cause to be done, all things necessary, proper or advisable under the laws of the State of California to consummate and make effective this merger, subject, however to the appropriate vote or consent to the stockholders of the Constituent Corporation in accordance with the requirements of the State of California.

                                        V

         The Surviving Corporation shall pay all expenses of accomplishing the merger, and assumes the responsibility for all tax liabilities of the Absorbed Corporation.

                              Surviving Corporation: U-HAUL CO. OF
                                                     CALIFORNIA, a
                                                     California Corp.

                                     By: /s/ John A. Lorentz
                                         ---------------------------------------
                                             John A. Lorentz, President

Verified

By: /s/ Gary V. Klinefelter
    ---------------------------------
    Gary V. Klinefelter, Secretary

                              Absorbed Corporations: DUBLIN MFG. CO.,
                                                     INC. a California
                                                     Corporation

                                     By: /s/ John A. Lorentz
                                         ------------------------------------
                                         John A. Lorentz, President

Verified

By: /s/ Gary V. Klinefelter
    ---------------------------------
    Gary V. Klinefelter, Secretary

                              Absorbed Corporation: ORANGE MANUFACTURING
                                                    CO., INC. a California
                                                    Corporation

                                     By: /s/ John A. Lorentz
                                         ------------------------------------
                                         John A. Lorentz, President

Attest:

By: /s/ Gary V. Klinefelter
    ---------------------------------
    Gary V. Klinefelter, Secretary

                              Absorbed Corporation: PARAMONT MFG. CO.,
                                                INC. a California
                                                    Corporation

                                     By: /s/ John A. Lorentz
                                         ------------------------------------
                                         John A. Lorentz, President

Attest:

By: /s/ Gary V. Klinefelter
    ---------------------------------
    Gary V. Klinefelter, Secretary

                             CERTIFICATE OF APPROVAL

                                       OF

                              AGREEMENT OF MERGER

John A. Lorentz and Gary V. Klinefelter certify that:

         1. They are the President and the Secretary, respectively, of U-Haul Co. of California, a California corporation.

         2. The Agreement of Merger in the form attached was duly approved by the board of directors and shareholder of the corporation.

         3. The shareholder approval was by the holders of 100% of the outstanding shares of the corporation.

         4. There is only one class of shares and the number of shares outstanding are 100.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

DATE: February 14, 1991.

                                           /s/ John A. Lorentz
                                           -------------------------------------
                                               John A. Lorentz, President

                                           /s/ Gary V. Klinefelter
                                           -------------------------------------
                                               Gary V. Klinefelter, Secretary

                             CERTIFICATE OF APPROVAL

                                       OF

                              AGREEMENT OF MERGER

John A. Lorentz and Gary V. Klinefelter certify that:

         1. They are the President and the Secretary, respectively, of Dublin Mfg. Co. Inc., a California corporation.

         2. The Agreement of Merger in the form attached was duly approved by the board of directors and shareholder of the corporation.

         3. The shareholder approval was by the holders of 100% of the outstanding shares of the corporation.

         4. There is only one class of shares and the number of shares outstanding are 100.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

DATE: February 14, 1991.

                                           /s/ John A. Lorentz
                                           -------------------------------------
                                               John A. Lorentz, President

                                           /s/ Gary V. Klinefelter
                                           -------------------------------------
                                               Gary V. Klinefelter, Secretary

                             CERTIFICATE OF APPROVAL

                                       OF

                              AGREEMENT OF MERGER

John A. Lorentz and Gary V. Klinefelter certify that:

         1. They are the President and the Secretary, respectively, of Orange Manufacturing Co. Inc., a California corporation.

         2. The Agreement of Merger in the form attached was duly approved by the board of directors and shareholder of the corporation.

         3. The shareholder approval was by the holders of 100% of the outstanding shares of the corporation.

         4. There is only one class of shares and the number of shares outstanding are 100.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

DATE: February 14, 1991.

                                           /s/ John A. Lorentz
                                           -------------------------------------
                                               John A. Lorentz, President

                                           /s/ Gary V. Klinefelter
                                           -------------------------------------
                                               Gary V. Klinefelter, Secretary

                             CERTIFICATE OF APPROVAL

                                       OF

                               AGREEMENT OF MERGER

John A. Lorentz and Gary V. Klinefelter certify that:

         1. They are the President and the Secretary, respectively, of Paramont Mfg. Co. Inc., a California corporation.

         2. The Agreement of Merger in the form attached was duly approved by the board of directors and shareholder of the corporation.

         3. The shareholder approval was by the holders of 100% of the outstanding shares of the corporation.

         4. There is only one class of shares and the number of shares outstanding are 100.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

DATE: February 14, 1991.

                                           /s/ John A. Lorentz
                                           -------------------------------------
                                               John A. Lorentz, President

                                           /s/ Gary V. Klinefelter
                                           -------------------------------------
                                               Gary V. Klinefelter, Secretary

                               AGREEMENT OF MERGER

         This AGREEMENT OF MERGER dated this 28th day of February, 1991, entered into by U-Haul Co. of California, a California corporation, the surviving corporation and U-Haul Co. of Sacramento, U-Haul Co. of San Bernardino and U-Haul Co. of San Diego, all California corporations and the absorbed Corporations, and together referred to as the Constituent Corporations hereby witnesseth that:

         The respective Boards of Directors and the Sole Shareholder by resolution have determined it to be advisable that the Absorbed Corporation be merged into the Surviving Corporation under the terms and conditions hereinafter set forth in accordance with the applicable provisions of the General Corporation Law of the State of California which laws permit such mergers.

         NOW THEREFORE, the parties hereto do agree as follows:

                                        I

         The Articles of Incorporation of the Surviving Corporation shall continue to be its Articles of incorporation, unless altered or amended below, following the effective date of the merger.

                                       II

         The executed PLAN/AGREEMENT/ARTICLES OF MERGER is on file at the Surviving Corporation's principal office. The location of that office is John A. Lorentz, 2721 N. Central Avenue, Phoenix, Arizona 85004.

                                       III

         The provisions for handling the shares of stock of the Constituent Corporations are as follows:

                  (1) All issued and outstanding shares of stock of all Absorbed Corporations shall be cancelled.

                  (2) On the effective date of the merger and when the aforementioned cancellation has been effected, the outstanding shares of stock of the Surviving Corporation shall be deemed for all corporate purposes to evidence the ownership of the Surviving Corporation.

                                       IV

         The number of shares outstanding and the number of shares entitled to vote upon such PLAN/AGREEMENT/ARTICLES OF MERGER, and the number of shares voted for and against such PLAN/AGREEMENT/ARTICLES OF MERGER as to each corporation was as follows:

                                     NUMBER OF
                        NUMBER OF     SHARES       NUMBER        NUMBER
    COMPANY              SHARES      ENTITLED      VOTED         VOTED
     NAME              OUTSTANDING   TO VOTE        FOR         AGAINST
-----------------------------------------------------------------------
U-HAUL CO. OF
CALIFORNIA                 500          500         500           -0-

U-HAUL CO. OF
SACRAMENTO                 500          500         500           -0-

U-HAUL CO. OF SAN
BERNARDINO                 500          500         500           -0-

U-HAUL CO. OF SAN
DIEGO                      500          500         500           -0-

         The Constituent Corporations shall take or cause to be taken all action or do or cause to be done, all things necessary, proper or advisable under the laws of the State of California to consummate and make effective this merger, subject, however to the appropriate vote or consent to the stockholders of the Constituent Corporation in accordance with the requirements of the State of California.

                                       V

         The Surviving Corporation shall pay all expenses of accomplishing the merger, and assumes the responsibility for all tax liabilities of the Absorbed Corporation.

                                         Surviving Corporation: U-HAUL CO. OF
                                                                CALIFORNIA, a
                                                                California Corp.

                                         By: /s/ John A. Lorentz
                                             -----------------------------------
                                                 John A. Lorentz, President

Verified

By: /s/ Gary V. Klinefelter
    ----------------------------------
        Gary V. Klinefelter, Secretary

                               Absorbed Corporations: U-HAUL CO. OF SACRAMENTO,
                                                          a California Corp.

                                   By: /s/ John A. Lorentz
                                       -----------------------------------------
                                       John A. Lorentz, President

Verified

By: /s/ Gary V. Klinefelter
    ---------------------------------
    Gary V. Klinefelter, Secretary

                Absorbed Corporation: U-HAUL CO. OF SAN BERNARDINO,
                                          a California Corporation

                                             BY: /s/ John A. Lorentz
                                                 ---------------------------
                                                 John A. Lorentz, President

Attest:

BY: /s/ Gary V. Klinefelter
    --------------------------------
    Gary V. Klinefelter, Secretary

                    Absorbed Corporation: U-HAOL CO. OF SAN DIEGO
                                          a California Corporation

                                             BY: /s/ John A. Lorentz
                                                 --------------------------
                                                 John A. Lorentz, President

Attest:

BY: /s/ Gary V. Klinefelter
    --------------------------------
    Gary V. Klinefelter, Secretary

STATE OF ARIZONA

COUNTY OF MARICOPA

         On this 28th day of February, 1991, before me, the undersigned Notary Public, personally appeared John A. Lorentz, known to me to be the President of U-Haul Co. of California, a, California Corporation, that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

                                                      /s/ Blanche I. Passolt
                                                  ------------------------------
                                                           NOTARY PUBLIC

(NOTARY SEAL)

STATE OF ARIZONA

COUNTY OF MARICOPA

         On this 28th day of February, 1991 before me, the undersigned Notary Public, personally appeared John A. Lorentz known to me to be the President of U-Haul Co. of Sacramento, U-Haul Co. of San Bernardino and U-Haul Co. of San Diego, all California Corporations, that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

                                                      /s/ Blanche I. Passolt
                                                  ------------------------------
                                                           NOTARY PUBLIC

(NOTARY SEAL)

                             CERTIFICATE OF APPROVAL

                                       OF

                               AGREEMENT OF MERGER

John A. Lorentz and Gary V. Klinefelter certify that:

     1. They are the President and the Secretary, respectively, of U-Haul Co. of California, a California corporation.

     2. The Agreement of Merger in the form attached was duly approved by the board of directors and shareholder of the corporation.

     3. The shareholder approval was by the holders of 100% of the outstanding shares of the corporation.

     4. There is only one class of shares and the number of shares outstanding are 500.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

DATE: February 28, 1991.

                                             /s/ John A. Lorentz
                                             ----------------------------------
                                             John A. Lorentz, President

                                             /s/ Gary V. Klinefelter
                                             ----------------------------------
                                             Gary V. Klinefelter, Secretary

                             CERTIFICATE OF APPROVAL

                                       OF

                               AGREEMENT OF MERGER

John A. Lorentz and Gary V. Klinefelter certify that:

     1. They are the President and the Secretary, respectively, of U-Haul Co. of Sacramento, a California corporation.

     2. The Agreement of Merger in the form attached was duly approved by the board of directors and shareholder of the corporation.

     3. The shareholder approval was by the holders of 100% of the outstanding shares of the corporation.

     4. There is only one class of shares and the number of shares outstanding are 500.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

DATE: February 28, 1991.

                                             /s/ John A. Lorentz
                                             ----------------------------------
                                             John A. Lorentz, President

                                             /s/ Gary V. Klinefelter
                                             ----------------------------------
                                             Gary V. Klinefelter, Secretary

                             CERTIFICATE OF APPROVAL

                                       OF

                               AGREEMENT OF MERGER

John A. Lorentz and Gary V. Klinefelter certify that:

     1. They are the President and the Secretary, respectively, of U-Haul Co. of San Bernardino, a California corporation.

     2. The Agreement of Merger in the form attached was duly approved by the board of directors and shareholder of the corporation.

     3. The shareholder approval was by the holders of 100% of the outstanding shares of the corporation.

     4. There is only one class of shares and the number of shares outstanding are 500.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

DATE: February 28, 1991.

                                             /s/ John A. Lorentz
                                             ----------------------------------
                                             John A. Lorentz, President

                                             /s/ Gary V. Klinefelter
                                             ----------------------------------
                                             Gary V. Klinefelter, Secretary

                             CERTIFICATE OF APPROVAL

                                       OF

                               AGREEMENT OF MERGER

John A. Lorentz and Gary V. Klinefelter certify that:

     1. They are the President and the Secretary, respectively, of U-Haul Co. of San Diego, a California corporation.

     2. The Agreement of Merger in the form attached was duly approved by the board of directors and shareholder of the corporation.

     3. The shareholder approval was by the holders of 100% of the outstanding shares of the corporation.

     4. There is only one class of shares and the number of shares outstanding are 500.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

DATE: February 28, 1991.

                                             /s/ John A. Lorentz
                                             ----------------------------------
                                             John A. Lorentz, President

                                             /s/ Gary V. Klinefelter
                                             ----------------------------------
                                             Gary V. Klinefelter, Secretary

                               AGREEMENT OF MERGER

         This AGREEMENT OF MERGER dated this 28th day of February, 1991, entered into by U-Haul Co. of California, a California corporation, the surviving corporation and U-Haul Co. of Fresno, U-Haul Co. of Los Angles and U-Haul Co. of Orange County, all California corporations and the absorbed Corporations, and together referred to as the Constituent Corporations hereby witnesseth that:

         The respective Boards of Directors and the Sole Shareholder by resolution have determined it to be advisable that the Absorbed Corporation be merged into the Surviving Corporation under the terms and conditions hereinafter set forth in accordance with the applicable provisions of the General Corporation Law of the State of California which laws permit such mergers.

         NOW THEREFORE, the parties hereto do agree as follows:

                                        I

         The Articles of Incorporation of the Surviving Corporation shall continue to be its Articles of Incorporation, unless altered or amended below, following the effective date of the merger.

                                       II

         The executed PLAN/AGREEMENT/ARTICLES OF MERGER is on file at the Surviving Corporation's principal office. The location of that office is John A. Lorentz, 2721 N. Central Avenue, Phoenix, Arizona 85004.

                                       III

         The provisions for handling the shares of stock of the Constituent Corporations are as follows:

                  (1) All issued and outstanding shares of stock of all Absorbed Corporations shall be cancelled.

                  (2) On the effective date of the merger and when the aforementioned cancellation has been effected, the outstanding shares of stock of the Surviving Corporation shall be deemed for all corporate purposes to evidence the ownership of the Surviving Corporation.

                                       IV

         The number of shares outstanding and the number of shares entitled to vote upon such PLAN/AGREEMENT/ARTICLES OF MERGER, and the number of shares voted for and against such PLAN/AGREEMENT/ARTICLES OF MERGER as to each corporation was as follows:

                                                 NUMBER OF
                               NUMBER OF          SHARES           NUMBER         NUMBER
   COMPANY                       SHARES         ENTITLED TO        VOTED           VOTED
    NAME                      OUTSTANDING          VOTE             FOR           AGAINST
-----------------------------------------------------------------------------------------
U-HAUL CO. OF
CALIFORNIA                       500               500               500           -0-

U-HAUL CO. OF
FRESNO                           500               500               500           -0-

U-HAUL CO. OF
LOS ANGLES                       500               500               500           -0-

U-HAUL CO. OF
ORANGE COUNTY                    500               500               500           -0-

         The Constituent Corporations shall take or cause to be taken all action or do or cause to be done, all things necessary, proper or advisable under the laws of the State of California to consummate and make effective this merger, subject, however to the appropriate vote or consent to the stockholders of the Constituent Corporation in accordance with the requirements of the State of California.

                                        V

         The Surviving Corporation shall pay all expenses of accomplishing the merger, and assumes the responsibility for all tax liabilities of the Absorbed Corporation.

                           Surviving Corporation: U-HAUL CO. OF
                                                  CALIFORNIA, a California Corp.

                                       By: /s/ John A. Lorentz
                                           -------------------------------------
                                               John A. Lorentz, President

Verified

By: /s/ Gary V. Klinefelter
    -----------------------------------
        Gary V. Klinefelter, Secretary

                           Absorbed Corporations: U-HAUL CO. OF FRESNO,
                                                  a California Corp.

                                       By: /s/ John A. Lorentz
                                           -------------------------------------
                                               John A. Lorentz, President

Verified

By: /s/ Gary V. Klinefelter
    ------------------------------------
        Gary V. Klinefelter, Secretary

                           Absorbed Corporation: U-HAUL CO. OF LOS ANGLES,
                                                 a California Corporation

                                       BY: /s/ John A. Lorentz
                                           -------------------------------------
                                               John A. Lorentz, President

Attest:

By: /s/ Gary V. Klinefelter
    ------------------------------------
        Gary V. Klinefelter, Secretary

                           Absorbed Corporation: U-HAUL CO. OF ORANGE COUNTY,
                                                 a California Corporation

                                       BY: /s/ John A. Lorentz
                                           -------------------------------------
                                               John A. Lorentz, President

Attest:

BY: /s/ Gary V. Klinefelter
    ----------------------------------
        Gary V. Klinefelter, Secretary

STATE OF ARIZONA

COUNTY OF MARICOPA

         On this 28th day of February, 1991, before me, the undersigned Notary Public, personally appeared John A. Lorentz, known to me to be the President of U-Haul Co. of California, a, California Corporation, that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

[NOTARY SEAL]                              /s/ Blanche I. Passolt
                                           -------------------------------------
                                                  NOTARY PUBLIC

STATE OF ARIZONA

COUNTY OF MARICOPA

         On this 28th day of February, 1991 before me, the undersigned Notary Public, personally appeared John A. Lorentz known to me to be the President of U-Haul Co. of Fresno, U-HAUL Co. of Los Angles, and U-HAUL Co. of Orange County, all California Corporations, that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

                                           /s/ Blanche I. Passolt
(NOTARY SEAL)                              -------------------------------------
                                                  NOTARY PUBLIC

                            CERTIFICATE OF APPROVAL

                                       OF

                              AGREEMENT OF MERGER

John A. Lorentz and Gary V. Klinefelter certify that:

         1. They are the President and the Secretary, respectively, of U-Haul Co. of California, a California corporation.

         2. The Agreement of Merger in the form attached was duly approved by the board of directors and shareholder of the corporation.

         3. The shareholder approval was by the holders of 100% of the outstanding shares of the corporation.

         4. There is only one class of shares and the number of shares outstanding are 500.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

DATE: February 28, 1991.

                                             /s/ John A. Lorentz
                                             -----------------------------------
                                             John A. Lorentz, President

                                             /s/ Gary V. Klinefelter
                                             -----------------------------------
                                             Gary V. Klinefelter, Secretary

                            CERTIFICATE OF APPROVAL

                                       OF

                              AGREEMENT OF MERGER

John A. Lorentz and Gary v. Klinefelter certify that:

         1. They are the President and the Secretary, respectively, of U-Haul Co. of Fresno, a California corporation.

         2. The Agreement of Merger in the form attached was duly approved by the board of directors and shareholder of the corporation.

         3. The shareholder approval was by the holders of 100% of the outstanding shares of the corporation.

         4. There is only one class of shares and the number of shares outstanding are 500.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

DATE: February 28, 1991.

                                             /s/ John A. Lorentz
                                             -----------------------------------
                                             John A. Lorentz, President

                                             /s/ Gary V. Klinefelter
                                             -----------------------------------
                                             Gary V. Klinefelter, Secretary

                            CERTIFICATE OF APPROVAL

                                       OF

                              AGREEMENT OF MERGER

John A. Lorentz and Gary V. Klinefelter certify that:

         1. They are the President and the Secretary, respectively, of U-Haul Co. of Los Angles, a California corporation.

         2. The Agreement of Merger in the form attached was duly approved by the board of directors and shareholder of the corporation.

         3. The shareholder approval was by the holders of 100% of the outstanding shares of the corporation.

         4. There is only one class of shares and the number of shares outstanding are 500.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

DATE: February 28, 1991.

                                             /s/ John A. Lorentz
                                             -----------------------------------
                                             John A. Lorentz, President

                                             /s/ Gary V. Klinefelter
                                             -----------------------------------
                                             Gary V. Klinefelter, Secretary

                            CERTIFICATE OF APPROVAL

                                       OF

                              AGREEMENT OF MERGER

John A. Lorentz and Gary V. Klinefelter certify that:

         1. They are the President and the Secretary, respectively, of U-Haul Co. of Orange County, a California corporation.

         2. The Agreement of Merger in the form attached was duly approved by the board of directors and shareholder of the corporation.

         3. The shareholder approval was by the holders of 100% of the outstanding shares of the corporation.

         4. There is only one class of shares and the number of shares outstanding are 500.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

DATE: February 28, 1991.

                                             /s/ John A. Lorentz
                                             -----------------------------------
                                             John A. Lorentz, President

                                             /s/ Gary V. Klinefelter
                                             -----------------------------------
                                             Gary V. Klinefelter, Secretary

                               AGREEMENT OF MERGER

         This AGREEMENT OF MERGER dated this 28th day of February, 1991, entered into by U-Haul Co. of California, a California corporation, the surviving corporation and U-Haul Co. of U-Haul Co. of San Francisco and U-Haul Co. of Van Nuys, both California corporations and the absorbed Corporations, and together referred to as the Constituent Corporations hereby witnesseth that:

         The respective Boards of Directors and the Sole Shareholder by resolution have determined it to be advisable that the Absorbed Corporation be merged into the Surviving Corporation under the terms and conditions hereinafter set forth in accordance with the applicable provisions of the General Corporation Law of the State of California which laws permit such mergers.

         NOW THEREFORE, the parties hereto do agree as follows:

                                        I

         The Articles of Incorporation of the Surviving Corporation shall continue to be its Articles of Incorporation, unless altered or amended below, following the effective date of the merger.

                                       II

         The executed PLAN/AGREEMENT/ARTICLES OF MERGER is on file at the Surviving Corporation's principal office. The location of that office is John A. Lorentz, 2721 N. Central Avenue, Phoenix, Arizona 85004.

                                       III

         The provisions for handling the shares of stock of the Constituent Corporations are as follows:

                  (1) All issued and outstanding shares of stock of all Absorbed Corporations shall be cancelled.

                  (2) On the Affective date of the merger and when the aforementioned cancellation has been effected, the outstanding shares of stock of the Surviving Corporation shall be deemed for all corporate purposes to evidence the ownership of the Surviving Corporation.

                                       IV

         The number of shares outstanding and the number of shares entitled to vote upon such PLAN/AGREEMENT/ARTICLES OF MERGER, and the number of shares voted for and against such PLAN/AGREEMENT/ARTICLES OF MERGER as to each corporation was as follows:

                                        NUMBER OF
                          NUMBER OF       SHARES        NUMBER        NUMBER
   COMPANY                 SHARES        ENTITLED       VOTED         VOTED
    NAME                 OUTSTANDING     TO VOTE         FOR         AGAINST
----------------------------------------------------------------------------
U-HAUL CO. OF
CALIFORNIA                   500           500           500           -0-

U-HAUL CO. OF
SAN FRANCISCO                500           500           500           -0-

U-HAUL CO. OF
VAN NUYS                     500           500           500           -0-

         The Constituent Corporations shall take or cause to be taken all action or do or cause to be done, all things necessary, proper or advisable under the laws of the State of California to consummate and make effective this merger, subject, however to the appropriate vote or consent to the stockholders of the Constituent Corporation in accordance with the requirements of the State of California.

                                        V

         The Surviving Corporation shall pay all expenses of accomplishing the merger, and assumes the responsibility for all tax liabilities of the Absorbed Corporation.

                                      Surviving Corporation: U-HAUL CO. OF
                                                             CALIFORNIA, a
                                                             California Corp.

                                        By: /s/ John A. Lorentz
                                           -------------------------------------
                                           John A. Lorentz, President

Verified

By: /s/ Gary V. Klinefelter
   --------------------------------------
   Gary V. Klinefelter, Secretary

                          Absorbed Corporations: U-HAUL CO. OF SAN FRANCISCO,
                                                 a California Corporation

                                        By: /s/ John A. Lorentz
                                           -------------------------------------
                                           John A. Lorentz, President

Verified

By: /s/ Gary V. Klinefelter
   --------------------------------------
   Gary V. Klinefelter, Secretary

                           Absorbed Corporation: U-HAUL CO. OF VAN NUYS,
                                                 a California Corporation

                                        By: /s/ John A. Lorentz
                                           -------------------------------------
                                           John A. Lorentz, President

Attest:

By: /s/ Gary V. Klinefelter
   --------------------------------------
   Gary V. Klinefelter, Secretary

STATE OF ARIZONA

COUNTY OF MARICOPA

         On this 28th day of February, 1991, before me, the undersigned Notary Public, personally appeared John A. Lorentz, known to me to be the President of U-Haul Co. of California, a, California Corporation, that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

                                              /s/ Blanche I. Passolt
                                              ---------------------------
                                                      NOTARY PUBLIC
   (NOTARY SEAL)

STATE OF ARIZONA

COUNTY OF MARICOPA

         On this 28th day of February, 1991 before me, the undersigned Notary Public, personally appeared John A. Lorentz known to me to be the President of U-Haul Co. of San Francisco and U-Haul Co. of Van Nuys, both California Corporations, that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

                                              /s/ Blanche I. Passolt
                                              ---------------------------
                                                        NOTARY PUBLIC
   (NOTARY SEAL)

                             CERTIFICATE OF APPROVAL

                                       OF

                              AGREEMENT OF MERGER

John A. Lorentz and Gary V. Klinefelter certify that:

         1. They are the President and the Secretary, respectively, of U-Haul Co. of California, a California corporation.

         2. The Agreement of Merger in the form attached was duly approved by the board of directors and shareholder of the corporation.

         3. The shareholder approval was by the holders of 100% of the outstanding shares of the corporation.

         4. There is only one class of shares and the number of shares outstanding are 500.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

DATE: February 28, 1991.

                                     /s/ John A. Lorentz
                                     -------------------------------------------
                                     John A. Lorentz, President

                                     /s/ Gary V. Klinefelter
                                     -------------------------------------------
                                     Gary V. Klinefelter, Secretary

                             CERTIFICATE OF APPROVAL

                                       OF

                              AGREEMENT OF MERGER

John A. Lorentz and Gary V. Klinefelter certify that:

         1. They are the President and the Secretary, respectively, of U-Haul Co. of San Francisco, a California corporation.

         2. The Agreement of Merger in the form attached was duly approved by the board of directors and shareholder of the corporation.

         3. The shareholder approval was by the holders of 100% of the outstanding shares of the corporation.

         4. There is only one class of shares and the number of shares outstanding are 500.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

DATE: February 28, 1991.

                                     /s/ John A. Lorentz
                                     -------------------------------------------
                                     John A. Lorentz, President

                                     /s/ Gary V. Klinefelter
                                     -------------------------------------------
                                     Gary V. Klinefelter, Secretary

                             CERTIFICATE OF APPROVAL

                                       OF

                              AGREEMENT OF MERGER

John A. Lorentz and Gary V. Klinefelter certify that:

         1. They are the President and the Secretary, respectively, of U-Haul Co. of Van Nuys, a California corporation.

         2. The Agreement of Merger in the form attached was duly approved by the board of directors and shareholder of the corporation.

         3. The shareholder approval was by the holders of 100% of the outstanding shares of the corporation.

         4. There is only one class of shares and the number of shares outstanding are 500.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

DATE: February 28, 1991.

                                     /s/ John A. Lorentz
                                     -------------------------------------------
                                     John A. Lorentz, President

                                     /s/ Gary V. Klinefelter
                                     -------------------------------------------
                                     Gary V. Klinefelter, Secretary